UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04537

Liberty All-Star Growth Fund, Inc.

(exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

Tane T. Tyler, General Counsel

ALPS Fund Services, Inc.

1290 Broadway, Suite 1100

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-623-2577

Date of fiscal year end:     December 31

Date of reporting period:  January 1 – December 31, 2012

The Registrant is filing this amendment (the “Amendment”) to its Certified Shareholder Report on Form N-CSR filed with the Securities and Exchange Commission on March 6, 2013 (the “Report”), to add a discussion of the Board of Trustees’ considerations in approving investment advisory and subadvisory agreements and include an updated response to Item 9.

Except as otherwise noted above, the Report was accurate, timely distributed to shareholders, as applicable, and contained all information required to be included in such reports by the Registrant’s registration statement form under the Investment Company Act of 1940, as amended, pursuant to Rule 30e-1(a) thereunder.

Items 1 through 8 and Items 10 through 12 of this Amendment to the Registrant’s Form N-CSR are incorporated by reference to the Form N-CSR filed on EDGAR on March 6, 2013 (Accession Number 0001193125-13-093181).

Liberty All-Star® Growth Fund, Inc. (the “Fund”)

Supplement dated August 26, 2013 to the

Annual Report dated December 31, 2012

This Supplement provides new and additional information beyond that contained in the Annual Report listed above and should be read in conjunction with the Annual Report. The following section is added after the section “Notes to Financial Statements” in the Annual Report:

Board Consideration and Approval of the Investment Advisory Contracts (Unaudited)

The Investment Company Act of 1940 requires that the Board of Directors of the Fund (the “Board”), including all of the Directors who are not “interested persons” of the Fund (“Independent Directors”), review the Fund’s investment advisory agreements and consider whether or not to approve such an agreement if an investment advisor undergoes a change in control. The Directors met in person on October 10, 2012 to discuss the change in control of TCW Investment Management Company (the “TCW Transaction”), a subadviser to the Fund, and the potential effect that the TCW Transaction could have on the Fund. At that meeting, the Board, including a majority of the Independent Directors, considered whether to approve a new Portfolio Management Agreement, among the Fund, ALPS Advisors, Inc. (“AAI”) and TCW Investment Management Company (the “Portfolio Manager”) (the “Agreement”). At that time, the Board reviewed information furnished by the Portfolio Manager and AAI regarding the terms of the TCW Transaction and the possible effects on the Fund and its shareholders. The Board also met with representatives of AAI. The Independent Directors then considered management’s recommendations regarding the approval of the Agreement.

As part of the process to consider these matters, on behalf of the Independent Directors, legal counsel to the Independent Directors requested certain information from AAI and the Portfolio Manager. In response to this request, the Independent Directors received information from AAI and the Portfolio Manager that addressed specific factors designed to inform the Board’s consideration of the Agreement. Counsel also provided the Independent Directors and the Board with a memorandum detailing their responsibilities pertaining to the approval of the Agreement. The Board considered, among other matters:

(1)         That the terms of the Agreement and the current agreement with the Portfolio Manager are the same (except for the effective date and length of the initial term of the Agreement);

(2)         That the level of service and the manner in which Fund assets are managed are not expected to change as a result of the TCW Transaction, and most of the same portfolio management team that currently manages Fund assets are expected to continue to do so after the closing of the TCW Transaction;

(3)         That the Fund’s expense ratio is not expected to increase as a result of the TCW Transaction, or the approval of the Agreement;

(4)         That The Carlyle Group, LP (the “Carlyle Group”) does not contemplate modifying the Portfolio Manager’s existing sub-advisory or service provider relationships;

(5)         That the TCW Transaction is expected to have minimal impact on the Portfolio Manager’s day-to-day operations;

(6)         That the TCW Transaction is not expected to result in any change in the structure or operation of the Fund;

(7)         That the TCW Transaction is not expected to result in any change in the composition of the Fund’s Board;

(8)         The history, reputation, qualification and background of the Portfolio Manager and the Carlyle Group, the qualifications of the Portfolio Manager’s personnel and the Portfolio Manager’s and the Carlyle Group’s respective financial conditions;

(9)         The capabilities, experience, corporate structure and capital resources of the Portfolio Manager and the Carlyle Group;

(10)       The long-term business goals of the Carlyle Group with respect to the Portfolio Manager and the Fund;

(11)       The Carlyle Group’s intent to retain most of the same portfolio management teams currently employed by the firm who provide services to the Fund and to maintain the existing level and quality of services to the Fund;

(12)       That shareholders would not bear any costs in connection with the TCW Transaction, as the Portfolio Manager will bear the costs, fees and expenses incurred by the Fund in connection with the Fund’s proxy statement to obtain shareholder approval of the Agreement, the fees and expenses of service providers and attorneys relating to the TCW Transaction, and any other fees and expenses incurred by the Fund in connection with the TCW Transaction; and

(13)       Information furnished to the Board by the Portfolio Manager for the Board Meeting and information provided by AAI for the Boards’ consideration at its July 28, 2011 meeting specifically in relation to the approval of the current agreement with the Portfolio Manager. In this regard, the Portfolio Manager confirmed that there have been no material changes to the information provided to the Board in connection with the approval of the current agreement with the Portfolio Manager at the July 28, 2011 Board Meeting.

Information provided by the Portfolio Manager for the Board’s consideration included responses by the Portfolio Manager to questions relating to the terms of the TCW Transaction, the effect of the TCW Transaction on the Fund, and any significant changes (actual or anticipated) to the management of the Fund, the Portfolio Manager’s management personnel, or the fee schedules under the current agreement with the Portfolio Manager.

Information furnished at Board meetings throughout the year included AAI’s analysis of the Portfolio Manager’s investment performance with respect to the Fund. For the Board Meeting, the Directors requested and received reports that included, among other things, the Portfolio Manager’s investment performance with respect to the Fund over various time periods. AAI also provided, and the Boards considered, the Portfolio Manager’s performance compared to relevant institutional peer groups and appropriate market indices selected by AAI for the period since the date the firm commenced managing assets for the Fund.

Based on its evaluation of all material factors, the Board unanimously concluded that the terms of the Agreement were reasonable and fair and that the approval of the Agreement was in the best interests of the Fund and its shareholders.

In voting to approve the Agreement, the Board did not identify any single factor as all-important or controlling. The following summary does not detail all the matters considered by the Board, but provides a summary of the material matters it considered. The Board considered whether the Agreement would be in the best interests of the Fund and its shareholders, an evaluation based on: (1) the nature, quality and extent of services provided to the Fund by the Portfolio Manager; (2) the performance of the portions of the Fund’s portfolio managed by the Portfolio Manager; (3) the level of the Fund’s portfolio management fees and expense ratios; (4) the costs of the services provided and profits realized by the Portfolio Manager and their respective affiliates from their relationships with the Fund; (5) the extent to which economies of scale would be realized as a Fund grows and whether fee levels will reflect economies of scale for the benefit of shareholders; (6) the “fall-out” benefits to the Portfolio Manager and their respective affiliates (i.e., any direct or indirect benefits to be derived by the Portfolio Manager and their respective affiliates from their relationships with the Fund); and (7) other general information about the Portfolio Manager and the TCW Transaction. The following is a summary of the Board’s discussion and conclusions regarding these matters.

Nature, Extent and Quality of the Services to be Provided

In examining the nature, extent and quality of the services to be provided by the Portfolio Manager under the Agreement, the Board considered that the terms of the Agreement are the same as the terms of the current agreement with the Portfolio Manager, except for the effective date and initial term of the Agreement. The Board also considered that the TCW Transaction is expected to have minimal impact on the Portfolio Manager’s day-to-day operations and are not expected to result in any change in the portfolio manager or the structure or operations of the Fund. The Board noted that the acquiring company of the Portfolio Manager, the Carlyle Group LP currently intends to retain most of the same portfolio management teams that currently provide services to the Fund. As a result, most of the same portfolio management teams at the Portfolio Manager who manage their respective portions of the Fund are expected to do so after the closing of the TCW Transaction. The Board noted that the level of service and the manner in which the Fund’s assets are managed are expected to remain the same.

In evaluating the Carlyle Group and its subsidiaries, the Board considered the history and reputation of the Carlyle Group and its subsidiaries, their corporate structures and capital resources, and long-term business goals with respect to the Portfolio Manager. The Board also gave substantial consideration to its evaluation of the nature, extent and quality of the services provided by the Portfolio Manager under the current agreement. The Board considered the nature, extent and quality of the portfolio manager selection, evaluation and monitoring services provided by AAI, and the portfolio management services provided by the Portfolio Manager, in light of the Fund’s investment objective. In connection with its review, the Board considered its long association with AAI and AAI’s relationships with the Portfolio Manager and their personnel and the Board’s familiarity with their culture to evaluate the services to be provided. In particular, the Board considered AAI’s long-term history of care and conscientiousness in the management of the Fund and the oversight of the Portfolio Manager.

The Board also considered the Portfolio Manager’s demonstrated consistency in investment approach. In addition, the Fund’s Board considered the Portfolio Manger’s management of the large-cap and mid-cap growth portions of the Fund’s portfolio. The Board determined that the quality of the services provided by the portfolio management teams at the Portfolio Manager has been consistent with or superior to quality norms in the industry, and that the Portfolio Manager will continue to have sufficient personnel, with the appropriate education and experience, to serve the Fund effectively after the TCW Transaction. In addition, the Board noted that the TCW Transaction has been structured to create strong incentives for the long-term stability of the Portfolio Manager’s management and portfolio management professionals.

Accordingly, the Board concluded that the nature, extent and quality of the services to be provided by the Portfolio Manager under the Agreement was appropriate and consistent with the terms of the Agreement and that the Fund was likely to continue to benefit from services provided under the Agreement.

Investment Performance

The Board reviewed the accounts managed by the Portfolio Manager and the performance of the allocated portions of the Fund in the context of the Portfolio Manager’s different investment strategies and styles and the contribution of the Portfolio Manager to the Fund’s overall strategy and performance.

The performance information previously provided at regular quarterly Board meeting throughout the year demonstrated to the Board a generally consistent pattern of favorable long-term performance of those portions of the Fund managed by the Portfolio Manager, which supported approval of the Agreement. The Board considered the Portfolio Manager’s large cap investment performance relative to the Russell 1000® Growth Index and a comparable institutional peer group with respect to the Fund. The Board also considered the Portfolio Manager’s mid-cap investment performance relative to the Russell Midcap® Growth Index and a comparable institutional peer group with respect to the Fund. The Board concluded that Portfolio Manager’s large cap and mid-cap growth investment performance has been reasonable.

Costs of the Services to be Provided to the Fund

The Board noted that the management fees payable by AAI to the Portfolio Manager under the Agreement are the same as the fee rates payable under the current agreement with the Portfolio Manager. The Board gave substantial consideration to its evaluation of the management fees payable by the Fund and the Fund’s total expense ratio at the Board Meeting. The Board considered that the Fund’s expense ratios were not expected to increase as a result of the TCW Transaction. In addition, the Board noted that shareholders would not bear any costs in connection with the TCW Transaction, inasmuch as the Portfolio Manager will bear the costs, fees and expenses incurred by the Fund in connection with the Fund’s proxy statement to obtain shareholder approval of the Agreement, the fees and expenses of service providers and attorneys relating to the TCW Transaction, and any other fees and expenses incurred by the Fund in connection with the TCW Transaction.

The Board also considered the management fees paid to the Portfolio Manager and the fee rates charged by the Portfolio Manager to other accounts, including institutional accounts. The Board considered that the Portfolio Manager was paid by AAI, not the Fund. The Board also considered the differences in the level of services provided and the differences in responsibility of AAI and the Portfolio Manager to the Fund and to other accounts. The Board concluded that the management fees payable by the Fund to AAI and the fees payable by AAI to the Portfolio Manager were reasonable in relation to the nature and quality of the services provided.

Profitability and Costs of Services to the Portfolio Manager

The Board considered that AAI has advised the Board that it does not regard Portfolio Manager profitability as meaningful to an evaluation of the Agreement because the willingness of the Portfolio Manager to serve in such capacity depends primarily upon arm’s-length negotiations with AAI, AAI generally is aware of the fees charged by the Portfolio Manager to other clients, and AAI believes that the fees agreed upon with the Portfolio Manager are reasonable in light of the quality of investment advisory services rendered. The Board accepted AAI’s explanations in light of the Board’s past findings regarding the reasonableness of the aggregate management fees paid by the Fund and the fact that the Portfolio Manager’s fees are paid by AAI and not the Fund.

Extent of Economies of Scale as the Fund Grows and Whether Fee Levels Reflect Economies of Scale

The Board reviewed the fee breakpoint schedules under the Agreement and concluded that the schedules reflect economies of scale with respect to the management of Fund assets by the Portfolio Manager. With regard to the Fund, the Fund Board recognized that, although the Fund is not currently at an asset level at which it can take advantage of the breakpoints in its fee schedule, the schedule is structured so that when the Fund’s assets increase, economies of scale may be shared for the benefit of shareholders. Based on the foregoing, among other things, the Board concluded that the breakpoint schedules would allow the Fund to realize economies of scale, which supports approval of the Agreement.

Benefits to be Derived from the Relationship with the Fund

The Board considered the “fall-out” or ancillary benefits that may accrue to the Portfolio Manager as a result of their relationships with the Fund. In its consideration of the Agreement, the Board noted, among other things, that the Portfolio Manager may derive ancillary benefits from the Fund’s operations. For example, the Portfolio Manager, as a sub-advisor, may engage in soft dollar transactions. In the past, the Board has reviewed information regarding the Portfolio Manager’s procedures for executing portfolio transactions for the allocated portion(s) of the Fund and the Portfolio Manager’s soft dollar policies and procedures. In addition, the Board considered that, after the TCW Transaction, the Portfolio Manager may be affiliated with registered broker-dealers who may, from time to time, receive brokerage commissions from the Fund in connection with the purchase and sale of portfolio securities; provided, however, that those transactions, among other things, must be consistent with seeking best execution. The Board determined that the foregoing ancillary benefits were consistent with the approval of the Agreement.

Conclusions

Based on its evaluation, the Board unanimously concluded that the terms of the Agreement are reasonable, fair and in the best interests of the Fund and the Fund’s shareholders. The Board believed that the Agreement would enable the Fund to enjoy the high-quality sub-advisory services they have received in the past from the Portfolio Manager, at fee rates identical to the present rates, which the Board deemed appropriate, reasonable and in the best interests of the Fund and their shareholders. The Board unanimously voted to approve the Agreements for the Fund.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

This table shows the purchases by or on behalf of the Registrant or affiliated purchasers of the Registrant of any class of the Registrant’s equity securities that is registered by the Registrant pursuant to Section 12 of the Exchange Act.

Period	Total # of Shares Purchased	Ave. Price Paid per Share	Total # of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number/Approx. $ Value of Shares that May Yet be Purchased under the Plans or Programs
January 1, 2012- January 31, 2012	N/A	N/A	N/A	N/A
February 1, 2012- February 29, 2012	N/A	N/A	N/A	N/A
March 1, 2012- March 31, 2012	N/A	N/A	N/A	N/A
April 1, 2012- April 30, 2012	N/A	N/A	N/A	N/A
May 1, 2012- May 31, 2012	N/A	N/A	N/A	N/A
June 1, 2012- June 30, 2012*	N/A	N/A	N/A	N/A
July 1, 2012- July 31, 2012*	7,520,088	$3.95	7,520,088	N/A
August 1, 2012- August 31, 2012	N/A	N/A	N/A	N/A
September 1, 2012- September 30, 2012	N/A	N/A	N/A	N/A
October 1, 2012- October 31, 2012	N/A	N/A	N/A	N/A
November 1, 2012- November 30, 2012	N/A	N/A	N/A	N/A
December 1, 2012- December 31, 2012	N/A	N/A	N/A	N/A

*As reflected in the notes to the financial statements in the Registrant’s Certified Shareholder Reports on Form N-CSR for the periods ended June 30, 2012 and December 31, 2012, and in the press release issued by the Registrant on July 26, 2012, the Registrant conducted a tender offer for up to 25% of its outstanding common stock at a price equal to 95% of its net asset value per share (“NAV”) as determined on the date the tender offer expired. Under the terms of the tender officer, the Registrant accepted 7,520,088 shares for payment at a price equal to $3.95 per share, which represents 95% of the Fund’s NAV as of July 24, 2012, the date the tender offer expired.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Amendment to be signed on its behalf by the undersigned, thereunto duly authorized.

LIBERTY ALL-STAR GROWTH FUND, INC.

By:	/s/ William R. Parmentier, Jr.
William R. Parmentier, Jr. President (Principal Executive Officer)

Date:	August 26, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Amendment to be signed on its behalf by the undersigned, thereunto duly authorized.

LIBERTY ALL-STAR GROWTH FUND, INC.

By:	/s/ William R. Parmentier, Jr.
William R. Parmentier, Jr. President (Principal Executive Officer)

Date:	August 26, 2013

By:	/s/ Kimberly R. Storms
Kimberly R. Storms Treasurer (Principal Financial Officer)

Date:	August 26, 2013